SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement only

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment, of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date Filed:

August 5, 2020
Dear Stockholders:
On behalf of the Board of Directors of Town Sports International Holdings, Inc., I cordially invite you to attend our 2020 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held live via the Internet on Monday, September 14, 2020 at 10:00 a.m. (New York City Time).
As permitted by the rules of the Securities and Exchange Commission, we will be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of the Annual Meeting and conserves natural resources. We sent a Notice of Internet Availability of Proxy Materials on or about August 5, 2020 to our stockholders of record at the close of business on July 20, 2020. This notice contains instructions on how to access our Proxy Statement and 2019 Annual Report. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the notice or in the section of this Proxy Statement titled “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on September 14, 2020.” The formal Notice of Annual Meeting and the Proxy Statement follow.
It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. To have your vote recorded, you should vote over the Internet. In addition, if you have requested or received a paper copy of the proxy materials, you may vote by signing, dating and returning the proxy card sent to you in the envelope accompanying the proxy materials sent to you. We encourage you to vote by any of these methods even if you currently plan to attend the Annual Meeting.
We look forward to seeing you at the virtual Annual Meeting.
Sincerely,
Patrick Walsh
Chairman and Chief Executive Officer

PROXY VOTING METHODS
If at the close of business on July 20, 2020, you were a stockholder of record, you may vote your shares by proxy through the Internet or by mail. For shares held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or other nominee. To reduce our administrative and postage costs, we ask that you vote through the Internet, which is available 24 hours a day, seven days a week. You may revoke your proxies at the times and in the manners described in the section of this Proxy Statement titled “Proxies.”
If you are a stockholder of record and are voting by proxy, your vote must be received by 11:59 p.m. (New York City Time) on September 13, 2020 to be counted.
If you are a stockholder of record, you may vote by granting a proxy:
BY INTERNET

•	Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

•
You will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a paper copy of the proxy materials) to obtain your records and to vote.

BY MAIL
If you wish to vote by mail:

•	If you have not already received a proxy card, request a proxy card from us by following the instructions on your Notice of Internet Availability of Proxy Materials.

•	When you receive the proxy card, mark your selections on your proxy card.

•	Date and sign your name exactly as it appears on your proxy card.

•	Mail the proxy card in the postage-paid envelope provided to you with your proxy card.
BY TELEPHONE
If you wish to vote by telephone:

•	Dial 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.
If you hold your shares in street name you may submit voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the information from your bank, broker or other nominee on how to submit voting instructions.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
1001 US North Highway 1, Suite 201
Jupiter, Florida 33477

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. ON MONDAY, SEPTEMBER 14, 2020

TO THE STOCKHOLDERS OF TOWN SPORTS INTERNATIONAL HOLDINGS, INC.:
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Town Sports International Holdings, Inc., a Delaware corporation (the “Company”), will be held live via the Internet on Monday, September 14, 2020 at 10:00 a.m. (New York City Time) for the following purposes:
(1) To elect four members of the Company’s Board of Directors listed in the attached Proxy Statement;
(2) To ratify the Audit Committee’s appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;
(3) To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers;
(4) To approve Amendment No. 4 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) to increase the number of shares available for issuance thereunder by three million shares.
Only stockholders of record at the close of business on July 20, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of the Company will remain open between the Record Date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the meeting on the meeting website and for a period of ten days prior to the meeting during regular business hours at the offices of the Company located at 399 Executive Boulevard, Elmsford, NY 10523 (“Company Offices”). If the Company Offices are closed at such time due to COVID-19, please email debra.sutherland@tsiclubs.com to make alternate arrangements to examine the stockholders list.
By Order of the Board of Directors

Patrick Walsh
Chairman and Chief Executive Officer
New York, New York
August 5, 2020

YOUR VOTE IS VERY IMPORTANT
REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, VOTE OVER THE INTERNET OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS, COMPLETE, DATE, SIGN AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
1001 US North Highway 1, Suite 201
Jupiter, Florida 33477

PROXY STATEMENT

General
This Proxy Statement is furnished to the stockholders of record of Town Sports International Holdings, Inc., a Delaware corporation (“Town Sports,” the “Company, ” “we,” “our,” or “us”), as of July 20, 2020, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, September 14, 2020, and at any adjournments of such meeting that may take place. The Annual Meeting will be held via the Internet at 10:00 a.m. (New York City Time). The Notice of Annual Meeting and Proxy Statement are being distributed or made available, as the case may be, on or about August 5, 2020. If you did not receive, but would like to receive, a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the notice or in the section of this Proxy Statement titled “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on September 14, 2020.”
Voting
The specific matters to be considered and acted upon at the Annual Meeting are:
(1) To elect four members of the Board as listed herein;
(2) To ratify the Audit Committee’s appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020;
(3) To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers as described herein; and
(4) To approve Amendment No. 4 to the Company’s 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) to increase the number of shares available for issuance thereunder (the “Plan Amendment”).
These matters are described in more detail in this Proxy Statement.
On July 20, 2020, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 29,715,140 shares of the Company’s common stock were issued and outstanding. No shares of the Company’s preferred stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on July 20, 2020. Stockholders may not aggregate their votes in the election of directors.
The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the meeting on the meeting website and for a period of ten days prior to the meeting during regular business hours at the offices of the Company located at 399 Executive Boulevard, Elmsford, NY 10523 (“Company Offices”). If the Company Offices are closed at such time due to COVID-19, please email debra.sutherland@tsiclubs.com to make alternate arrangements to examine the stockholders list. The Annual Meeting will be held via the Internet at 10:00 a.m. (New York City Time).
Voting Requirements
The votes (whether delivered by proxy or via the Internet) at the Annual Meeting of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, broker non-votes and withheld votes, if any, are each counted as present for the purpose of determining the presence of a quorum.
If you do not vote your shares of common stock held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.
If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, the compensation of the Company’s named executive officers, and the approval of the Plan Amendment. If your broker returns a valid proxy but is not able to vote your shares, they will constitute

“broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a bank, broker or other nominee are not voted with respect to a proposal because (1) the bank, broker or other nominee has not received voting instructions from the stockholder who beneficially owns the shares and (2) the bank, broker or other nominee lacks the authority to vote the shares at his/her discretion. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients uninstructed shares on that proposal. At our Annual Meeting, only Proposal 2 (Ratification of Appointment of Independent Auditors) is considered a routine matter. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on these proposals.
The vote requirement for each matter is as follows:

•
Proposal 1 (Election of Directors): Directors are elected by a plurality of the votes cast, and the four nominees who receive the greatest number of affirmative votes cast (virtually at the Annual Meeting or by proxy) by holders of stock entitled to vote in the election will be elected as directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Stockholders may withhold votes from any or all nominees.

•
Proposal 2 (Ratification of Appointment of Independent Auditors): The ratification of the appointment of the Company’s independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock present via the Internet at the Annual Meeting, or by proxy, and having voting power.

•
Proposal 3 (Advisory Vote on Executive Compensation): The advisory (non-binding) approval of named executive officer compensation requires the affirmative vote of the holders of a majority of the shares of common stock present via the Internet at the Annual Meeting, or by proxy, and having voting power.

•
Proposal 4 (Approval of the Plan Amendment): The approval of the Plan Amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder by 3,000,000 shares requires the affirmative vote of the holders of a majority of the shares of common stock present via the Internet at the Annual Meeting, or by proxy, and having voting power.

For Proposal 1 (Election of Directors), broker non-votes are not permitted and abstentions will not be counted in determining the number of votes cast and, as a result, will have no effect on the election of directors. With respect to Proposal 2 (Ratification of Appointment of Independent Auditors) broker non-votes, if any, are not counted in determining the number of votes cast and therefore will have no effect on the approval of such proposal and abstentions will have the effect of a vote “AGAINST” such proposal. For Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Approval of the Plan Amendment), broker non-votes are not permitted and therefore will have no effect on the approval of such proposals and abstentions will have the effect of votes “AGAINST” such proposals.
While the voting results relating to executive compensation is not binding on the Company, the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation.
All votes will be tabulated by the inspector of election appointed for the Annual Meeting.
Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter’s rights with respect to any matter to be considered and voted on at the Annual Meeting, and the Company will not independently provide stockholders with any such right.
Proxies
Unless revoked, all proxies representing shares entitled to vote that are delivered pursuant to this solicitation will be voted at the Annual Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. Where a choice has not been specified on the proxy card, the proxy will be voted “FOR” the election of all the nominated directors listed herein, unless the authority to vote for the election of such directors is withheld. In addition, if no contrary instructions are given, the proxy will be voted “FOR” the approval of Proposal No. 2 (Ratification of Appointment of Independent Auditors), “FOR” the approval of Proposal No. 3 (Advisory Vote on Executive Compensation), and “FOR” the approval of Proposal No. 4 (Approval of the Plan Amendment) described in this Proxy Statement and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting. You may revoke or change your proxy at any time before 11:59 p.m. (New York City Time) on September 13, 2020 by entering new voting instructions by Internet or by filing with the General Counsel of the Company, at the Company’s mailing address at 399 Executive Boulevard, Elmsford, New York 10523, a notice of revocation or another signed proxy card with a later date. You may also revoke your proxy by attending the Annual Meeting via the Internet and voting. If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy via the Internet at the Annual Meeting if you obtain a signed proxy from the record holder (bank, broker or other nominee) giving you the right to vote the shares.
Voting Shares without attending the Annual Meeting
If you are a stockholder of record you may vote by granting a proxy:

•
By Internet - You may submit your vote by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a paper copy of the proxy materials) in order to vote by Internet.

•	By Phone - 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

•
By Mail - If you received a paper copy of the proxy materials, you may vote by mail by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name you may submit voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the information from your bank, broker or other nominee on how to submit voting instructions and the deadlines for such submissions.
Internet and phone voting facilities will close at 11:59 p.m. (New York City Time) on September 13, 2020 for the voting of shares held by stockholders of record. Mailed proxy cards with respect to shares held of record must be received no later than September 13, 2020.
Voting Shares via the Internet at the Annual Meeting
First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a stockholder of record and prefer to vote your shares via the Internet during the Annual Meeting, have the information that is printed in the box marked by the arrow available and follow the instructions.
Even if you plan to attend the live Annual Meeting via the Internet, we encourage you to vote in advance by Internet or proxy card so that your vote will be counted even if you later were to decide not to attend the Annual Meeting.
Admission to the Annual Meeting
Please let us know whether you plan to attend the Annual Meeting by indicating your plans when prompted over the Internet voting system or, if you have received a paper copy of the proxy materials, by marking the appropriate box on the proxy card sent to you. To attend the Annual Meeting virtually, you must be a stockholder on the record date of July 20, 2020. Stockholders may attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/CLUB2020. The meeting will only be conducted via live webcast and there will be no physical meeting location. To participate in the virtual Annual Meeting, stockholders will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a paper copy of the proxy materials).
If your shares are held beneficially in the name of a bank, broker or other nominee you may attend the Annual Meeting by following the same steps described in the immediately preceding paragraph. However, because a beneficial owner is not the stockholder of record, you may not vote such shares virtually at the meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting. Once you have obtained a legal proxy from your bank, broker or other nominee, it should be emailed to debra.sutherland@tsiclubs.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your bank, broker or other nominee of your legal proxy (e.g. a forwarded email from your bank, broker or other nominee with your legal proxy attached, or an image of your legal proxy attached to your email).
Solicitation
The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material or otherwise provide access to this material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile, or other means (including by directors, officers or employees of the Company, to whom no additional compensation will be paid for any such services).
Deadline for Receipt of Stockholder Proposals
In order to be considered for inclusion in the Company’s Proxy Statement and proxy card relating to the 2021 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company at its mailing address in Elmsford, New York, on or before April 7, 2021.
Our By-Laws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, any proposal for consideration at the 2021 Annual Meeting of Stockholders submitted by a stockholder (other than for inclusion in the Company’s Proxy Statement pursuant to Rule 14a-8) must be delivered to or mailed and received by the General Counsel of the Company at the mailing address of the Company not earlier than the close of business on April 17, 2021 and not later than the close of business on May 17, 2021; and in any event such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in the By-Laws. The proxy solicited by the Board for the 2021 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING
PROPOSAL ONE — ELECTION OF DIRECTORS
General
Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board has proposed for election at the Annual Meeting each of Martin J. Annese, Patrick Walsh, Justin Lundberg and Jeffery Crivello to serve, subject to the By-Laws, as directors of the Company. All of the nominees for director currently serve as directors.
All directors are elected annually, and serve until the next Annual Meeting of Stockholders and until the election and qualification of their successors. All of the nominees have consented to be named and, if elected, to serve, and management has no reason to believe that any of them will be unavailable to serve. If any nominee is unwilling or unable to stand for re-election, which is not anticipated, the Board may reduce its size or designate a substitute. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other nominees. It is intended that the proxies delivered pursuant to this solicitation will be voted for the election of all such persons except to the extent the proxy is specifically marked to withhold such authority with respect to one or more of such persons. The proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named. Set forth below is certain information concerning the nominees, as of July 20, 2020.
YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

Name	Age	Position
Patrick Walsh	44	Chairman
Martin J. Annese	61	Director
Jeffery Crivello	41	Director
Justin Lundberg	47	Director
Patrick Walsh has served as a director since March 2015, and Chairman of the Board from April 2015 to May 2015. Mr. Walsh served as Executive Chairman from June 2015 to August 2016. Mr. Walsh has served as Chairman and Chief Executive Officer of the Company since September 2016. Mr. Walsh is also the Chief Executive Officer of PW Partners Atlas Funds, LLC, the general partner of various investment funds, and its affiliates, which he founded in August 2012. From September 2011 to August 2012, Mr. Walsh was Managing Partner of PWK Partners, LLC, an investment firm. From March 2008 to September 2011, Mr. Walsh served as partner at Oak Street Capital Management, LLC, an investment firm. From August 2004 to February 2008, Mr. Walsh was Vice President at Deutsche Bank Securities, Inc. He also serves as a director of BJ’s Restaurants, Inc., an owner and operator of casual dining restaurants, since June 2014, and as a director of Del Taco Restaurants, Inc., an owner, operator and franchisor of casual Mexican restaurants, since June 2015.
Mr. Walsh’s qualifications to serve on our Board include his years of experience as an investor and fund manager, and his knowledge of the capital markets and corporate finance. In addition, Mr. Walsh’s role as the Chief Executive Officer of the Company provides the Board with valuable insight into the management and operation of the Company.
Martin J. Annese has served as a director since March 2015. Mr. Annese has served as principal of MJA consulting, a consulting firm since May 2012, a Board Advisor to Ratner Companies since August 2014, and a Board Advisor to First Priority Group, LLC, a manufacturer and upfitter of emergency vehicles, since June 2018. From April 2008 to May 2012, Mr. Annese served as Chief Operating Officer of the Company. Prior to joining the Company, from 1993 to 2005, Mr. Annese held executive positions at Starbucks Coffee Company and PepsiCo Inc.
Mr. Annese’s many years of experience as an executive of various companies, and his work as a consultant, allow him to provide important guidance on the Company’s management and operations to our Board. We believe that Mr. Annese’s management expertise enables him to serve as an effective contributor to our Board.
Jeffery Crivello was appointed to the Board on April 3, 2020, has substantial experience in a number of senior executive roles in both public and private companies. He currently serves as Chief Executive Officer of BBQ Holdings, Inc., a public company that owns and operates a range of restaurants across North America. Mr. Crivello has been a director of BBQ Holdings, Inc. since August 2017 and has been its CEO since November 2017. From January 2015 until January 2020, Mr. Crivello served as the Chief Financial Officer of the hedge fund PW Partners Capital Management, LLC, where he had primary responsibility for operations and accounting. From 2012 to 2015, Mr. Crivello served as a Managing Member of Maize Capital

Group, LLC, a commodity investment firm. Since 2001, Mr. Crivello has served as President of TREW Capital Management, Inc., a consulting and investment firm where he has had primary responsibility for operations.
Mr. Crivello’s experience as a public company chief executive offers the Board valuable operational and oversight experience. In addition, Mr. Crivello’s investment background enables him to provide valuable guidance to the Board on finance matters. We believe that Mr. Crivello’s business and investment knowledge enables him to serve as an effective contributor to our Board.
Justin Lundberg was appointed to the Board on July 15, 2020. He is an attorney admitted to the bar in 2002, who has practiced in Boston, Massachusetts for large firms in the areas of intellectual property and litigation. Since January 2019, Mr. Lundberg has been General Counsel and Chairman of the Board of Directors for Nature’s Remedy of Massachusetts, a legal cannabis retailer. Mr. Lundberg also owned and operated several large multi-sport health and fitness clubs from 2005 to 2017, and since August 2016, has taught business studies courses specializing in the field of Sport Management at Assumption College in Worcester, Massachusetts. In 2018, he was a consultant to the Company. He is also a licensed real estate broker, and has been a director at MOK Capital Advisors, an investor in the health and wellness sector, since November 2018.
Mr. Lundberg has an extensive management background in the fitness and health and wellness industries, as both an owner and operator of gyms. In addition, he offers the Board valuable experience in legal and real estate matters. We believe that Mr. Lundberg’s track record of management and leadership in our sector enable him to be an effective contributor to our Board.
Required Vote
Directors are elected by the affirmative vote of a plurality of the votes cast by the holders of common stock present virtually at the Annual Meeting or represented by proxy and entitled to vote on the election of directors. Withheld votes will have no effect on the outcome of the vote with respect to the election of directors. Broker non-votes will have no effect on the outcome of the vote for the election of directors.
 Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board (the “Audit Committee”) has appointed the firm of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, including each quarterly interim period, and the Board is asking the stockholders to ratify this appointment.
Stockholder ratification of the Audit Committee’s appointment of BDO USA, LLP is not required. However, as a matter of good corporate governance, the Audit Committee submits its selection of the independent auditor to the stockholders for ratification. If the stockholders fail to ratify the appointment, it will be considered notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.
A representative from BDO USA, LLP is expected to be present via the Internet at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.
Dismissal of PricewaterhouseCoopers LLP
On March 31, 2020, the Audit Committee dismissed PricewaterhouseCoopers LLP, the Company’s then current independent registered public accounting firm, and approved the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The decision to change independent registered public accounting firms was approved by the Audit Committee.
The reports of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than, in the year ended December 31, 2019, to include an explanatory paragraph regarding substantial doubt as to the Company’s ability to continue as a going concern.
During the years ended December 31, 2019 and 2018, and the subsequent interim period through March 31, 2020, (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make a reference thereto in their reports; and (ii) there were no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.
Fees Billed to the Company by PricewaterhouseCoopers LLP
The aggregate fees billed by the Company's prior independent accounting firm, PricewaterhouseCoopers LLP, for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2019 and 2018, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years and for other services rendered during those fiscal years on behalf of the Company were as follows:

Category	2019	2018
Audit Fees(1)	$1,526,000	$1,493,000
Audit-Related Fees (2)	$130,000	$—
Tax Fees	$—	$—
All Other Fees(3)	$2,000	$2,000

(1)
Audit fees are for fees and expenses associated with professional services rendered by PricewaterhouseCoopers in connection with (i) the audits of the Company’s annual consolidated financial statements and internal control over financial reporting, including services related to statutory audits of certain of our subsidiaries, (ii) reviews of unaudited interim financial statements included in the Company’s quarterly reports on Form 10-Q and (iii) reviews of documents filed with the Securities and Exchange Commission (“SEC”).

(2)	Audit-related fees in 2019 were for fees associated with professional services in connection with new accounting guidance related to leasing.

(3)	All other fees are mainly related to online research access.

The Audit Committee determined that the provision of services discussed above was compatible with maintaining the independence of PricewaterhouseCoopers LLP from the Company during 2019 and 2018.
Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and permissible non-audit services. The Audit Committee has authorized each of its members to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.
 As early as practicable in each fiscal year, the independent registered public accounting firm provides the Audit Committee with a schedule of the audit and other services that it expects to provide or may provide during the fiscal year. The schedule is specific as to the nature of the proposed services, the proposed fees and other details that the Audit Committee may request. The Audit Committee by resolution authorizes or declines the proposed services. Upon approval, the schedule serves as the budget for fees by specific activity or service for the fiscal year.
Additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved may be presented to the Audit Committee for its consideration and approval at any time. The request is required to be specific as to the nature of the proposed service and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.
The Audit Committee pre-approved 100% of the audit and all other services provided by the independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018.
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock present via the Internet or represented by proxy and having voting power is required to ratify the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent auditors. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will not be counted in determining the number of votes cast and therefore will have no effect on the approval of this proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL THREE — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
General
In accordance with the requirements of Section 14A of the Exchange Act and the related rules promulgated by the SEC, we are asking our stockholders to approve, in a non-binding, advisory vote, the compensation paid to our named executive officers as disclosed in the section of this Proxy Statement titled “Executive Compensation.” In connection with this vote, stockholders may also wish to consider the discussion regarding the “Compensation Committee” in the section of this Proxy Statement titled “Corporate Governance and Board Matters—Compensation Committee.” While the results of this vote are advisory, our Compensation Committee intends to carefully consider the results of this vote when making future compensation decisions.
The language of the resolution is as follows:
“RESOLVED, THAT THE COMPANY'S STOCKHOLDERS APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF SECURITIES AND EXCHANGE COMMISSION REGULATION S-K, IN THE PROXY STATEMENT FOR THE COMPANY'S 2020 ANNUAL MEETING OF STOCKHOLDERS.”
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock present via the Internet or represented by proxy and having voting power is required to approve the compensation paid to our named executive officers. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR — APPROVAL OF AMENDMENT NO. 4 TO THE COMPANY’S 2006 STOCK INCENTIVE PLAN (AS AMENDED AND RESTATED EFFECTIVE APRIL 2, 2015)
General
We maintain our 2006 Stock Incentive Plan, last amended and restated effective April 2, 2015 (the “Existing Stock Incentive Plan” or the “Stock Incentive Plan”) for the benefit of eligible employees, consultants and non-employee directors of the Company. The Board believes stock-based incentives are essential to attract and retain the services of individuals who are likely to make significant contributions to our success.
As of March 31, 2020, there were 1,850,684 shares remaining under the Existing Stock Incentive Plan, which the Board does not believe will be sufficient to execute our compensation strategy and objectives. Accordingly, the proposed Amendment No. 4 to the Stock Incentive Plan (the “Plan Amendment”), which was unanimously adopted by the Board on July 15, 2020, subject to stockholder approval at the Annual Meeting, would increase the aggregate number of shares of our common stock issuable under the Existing Stock Incentive Plan by 3,000,000 shares from 8,500,000 shares to a total of 11,500,000 shares. This increase of 3,000,000 shares represents approximately 10% of the outstanding shares of common stock of the Company as of March 31, 2020.
If the Plan Amendment is approved by the stockholders, it will become effective as of July 15, 2020, the date it was approved by the Board. If the requisite stockholder approval of the Plan Amendment is not obtained, the Company may continue to grant awards under the Existing Stock Incentive Plan in accordance with its terms and the current share reserve under the Existing Stock Incentive Plan.
The following description of the Stock Incentive Plan, as amended by the Plan Amendment (the “Amended Stock Incentive Plan”), is a summary of its principal provisions and is qualified in its entirety by reference to the full text of the Plan Amendment and the Existing Stock Incentive Plan, which are attached to this Proxy Statement as Appendix A and Appendix B, respectively.
Description of the Plan Amendment
Administration. The Amended Stock Incentive Plan is administered by a committee (the “Committee”), which is intended to consist of two or more non-employee directors, each of whom is, (i) with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3 and (ii) with respect to actions intended to comply with the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) an “outside director” as defined under Section 162(m) of the Code and (iii) an independent director as defined under Nasdaq Stock Market (“Nasdaq”) Rule 5605(a); provided that with respect to the application of the Amended Stock Incentive Plan to non-employee directors, the Amended Stock Incentive Plan will be administered by the Board (and references to the Committee include the Board for this purpose). Currently, the Compensation Committee of the Board serves as the Committee under the Stock Incentive Plan.
The Committee has full authority to administer and interpret the Amended Stock Incentive Plan, to grant discretionary awards under the Amended Stock Incentive Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award and to make all other determinations in connection with the Amended Stock Incentive Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the Amended Stock Incentive Plan. Awards under the Amended Stock Incentive Plan may not be made on or after April 2, 2025, except that awards (other than stock options or stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code may not be made after the first annual meeting of stockholders in the fifth year following the year in which the last stockholder approval of the performance goals set forth in the Amended Stock Incentive Plan, as described below, occurred (i.e., May 2020).
Eligibility and Types of Awards. All the Company’s employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, performance shares, restricted stock, and other stock-based awards. In addition, the Company’s employees and employees of the Company’s affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the Amended Stock Incentive Plan. As of August 4, 2020, persons eligible to participate in the Amended Stock Incentive Plan include all members of our Board, currently comprised of 3 non-employee directors, and approximately 1,263 employees (including 1 executive employee on our Board and 3 executive officers who are not on our Board). The closing price of our common stock on August 4, 2020 was $0.42 per share.

Available Shares. The aggregate number of shares of common stock which may be issued or used for reference purposes under the Amended Stock Incentive Plan or with respect to which awards may be granted may not exceed 11,500,000 shares under the Amended Stock Incentive Plan (or 8,500,000 shares under the Existing Stock Incentive Plan), which may be either authorized and unissued shares of our common stock or shares of common stock held in or acquired for the treasury of the Company. In general, if awards under the Amended Stock Incentive Plan are for any reason canceled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Amended Stock Incentive Plan.
The maximum number of shares of our common stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Code and may be granted under the Amended Stock Incentive Plan during any fiscal year to any eligible employee or consultant will be 250,000 shares (per type of award). The total number of shares of our common stock with respect to all awards that may be granted under the Amended Stock Incentive Plan during any fiscal year to any eligible employee or consultant will be 250,000 shares. There are no annual limits on the number of shares of our common stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum value at grant of shares of our common stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is $1,000,000. The maximum number of shares of our common stock with respect to which any stock option (other than incentive stock options), stock appreciation right, or other stock-based award that may be granted under the Amended Stock Incentive Plan during any fiscal year to any non-employee director will be 250,000 shares (per type of award). The total number of shares of our common stock with respect to all awards that may be granted under the Amended Stock Incentive Plan during any fiscal year to any non-employee director will be 250,000 shares.
The Amended Stock Incentive Plan requires that the Committee appropriately adjust the individual maximum share limitations described in the immediately preceding paragraph, the aggregate number of shares of our common stock available for the grant of awards and the exercise price of an award to reflect any change in the Company’s capital structure or business by reason of certain corporate transactions or events.
Awards Under the Amended Stock Incentive Plan. The following types of awards are available under the Amended Stock Incentive Plan:
Stock Options. The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of our common stock. The Committee will determine the number of shares of our common stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value).
Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price (i) in cash, check, bank draft or money order, (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price, or (iii) on such other terms and conditions as may be acceptable to the Committee.
Stock Appreciation Rights. The Committee may grant stock appreciation rights (which are referred to herein as “SARs”) either alone or in conjunction with any other award. A SAR is a right to receive a payment in shares of our common stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by an SAR will be the fair market value of our common stock on the date of grant. The Committee may also grant “limited SARs,” which may become exercisable only upon the occurrence of a change in control (as defined in the Amended Stock Incentive Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.
Restricted Stock. The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to such shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.
Recipients of restricted stock are required to enter into a restricted stock agreement with the Company that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.
If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the Stock Incentive Plan and discussed in general below.
Performance Shares. The Committee may award performance shares either alone or in addition to other awards granted under the Amended Stock Incentive Plan. Each performance share represents the right to receive one share of our common stock or the cash equivalent thereof at the end of a specified performance period. The performance goals for performance shares will be set by the Committee and will be based on one or more of the objective criteria set forth on Exhibit A to the Stock Incentive Plan and discussed in general below. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of our common stock or any combination thereof.
Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Amended Stock Incentive Plan that are payable in cash or denominated or payable in or valued by shares of our common stock or factors that influence the value of such shares. The Committee shall determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. The performance goals for such other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Stock Incentive Plan and discussed in general below.
Performance Goals. The Committee may grant awards of restricted stock, performance shares, and other stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:
•earnings per share;
•operating income;
•net income;
•cash flow;
•gross profit;
•gross profit return on investment;
•gross margin;
•gross margin return on investment;
•working capital;
•earnings before interest and taxes;
•earnings before interest, taxes, depreciation and amortization;
•return on equity;

•return on assets;
•return on capital;
•return on invested capital;
•net revenues;
•gross revenues;
•revenue growth;
•total stockholder return;
•economic value added;
•specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;
•the fair market value of the shares of the Company’s common stock;
•the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; or
•reduction in expenses.
To the extent permitted by law, the Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including:
•restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;
•an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or
•a change in accounting standards required by generally accepted accounting principles.
Performance goals may also be based on an individual participant’s performance goals, as determined by the Committee, in its sole discretion.
In addition, all performance goals may be based upon the attainment of specified levels of performance by the Company (or subsidiary, division or other operational unit of the Company) under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.
Change in Control. Unless otherwise determined by the Committee at the time of grant or in a written employment agreement, awards subject to vesting and/or restrictions will fully vest upon a change in control (as defined in the Amended Stock Incentive Plan) of the Company. In addition, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of a share of the Company’s common stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of a share of the Company’s common stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.
Amendment and Termination. Notwithstanding any other provision of the Amended Stock Incentive Plan, the Board may at any time amend any or all of the provisions of the Amended Stock Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Amended Stock Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant; provided further, however, that the approval of the Company’s stockholders will be obtained to the extent required by Delaware law, Sections 162(m) and 422 of the Code, Rule 16b-3 of the Exchange Act, Nasdaq or the rules of such other applicable stock exchange, as specified in the Amended Stock Incentive Plan.

Miscellaneous. Awards granted under the Amended Stock Incentive Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain United States Federal Income Tax Consequences
The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Amended Stock Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Accordingly, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.
Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not be entitled to an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.
If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described above, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).
Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.
Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes levied on employees and the denial of a compensation deduction to the Company with respect to such excess amounts. Officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options.
The Amended Stock Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Amended Stock Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Existing Stock Incentive Plan Benefits
The following table sets forth the stock options and restricted stock awards outstanding under the Existing Stock Incentive Plan as of July 20, 2020(1) to each of the Company's named executive officers, directors and the various groups indicated.

	Number of Shares	Number of Shares
	Underlying Restricted	Underlying
Name and Position	Stock Awards	Stock Options
Patrick Walsh, Chairman and Chief Executive Officer	929,608	—
Carolyn Spatafora, Former Chief Financial Officer(1)	—	—
Helen Van Ness, Former Interim Chief Financial Officer(2)	—	—
Stuart Steinberg, General Counsel	123,750	—
Martin J. Annese, Director	—	—
Jeffery Crivello, Director	228,571	—
Justin Lundberg, Director	—	—
Spencer Wells, Former Director(4)	—	—
Thomas J. Galligan III, Former Director(3)	—	10,315
Marcus B. Dunlop Former Director(5)	—	—
Mandy Lam, Former Director(5)	—	—
Jason M. Fish, Former Director(6)	—	—
All Current Executive Officers as a Group	1,226,830	—

All Non-Executive Directors as a Group	228,571	10,315
All Employees, Other than Executive Officers, as a Group	968,862	—
(1)On November 7, 2019, the Company announced that Carolyn Spatafora would be taking a leave of absence from her role as Chief Financial Officer of the Company effective as of November 7, 2019. Ms. Spatafora took leave in order to attend to a medical disability. Further, on January 31, 2020, Ms. Spatafora notified the company of her termination and inability to return to work due to disability.
(2) On November 12, 2019, the Company announced that the Board had appointed Helen Van Ness as the interim Chief Financial Officer of the Company, effective as of November 12, 2019 pursuant to the Statement of Work dated November 12, 2019 (the “Services Agreement”), by and between the Company and Alvarez & Marsal Corporate Performance Improvement, LLC (“Alvarez & Marsal”). On March 23, 2020, in connection with the termination of the Services Agreement with Alvarez & Marsal, Ms. Van Ness’ employer, the Company terminated Helen Van Ness as interim Chief Financial Officer.
(3) On March 16, 2020, Thomas J. Galligan III notified the Company of his resignation as a member of the Board.
(4) On April 17, 2020, Spencer Wells notified the Company of his resignation as a member of the Board.
(5) Mr. Dunlop and Ms. Lam were not compensated for serving on the Board and do not participate in the Existing Stock Incentive Plan and resigned from the Board in January 2020.
(6) Mr. Fish served as a director for part of 2019, but did not seek re-election to the Board at the 2019 annual meeting of stockholders and accordingly stepped down from the Board on May 20, 2019.
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock present via the Internet or represented by proxy and having voting power is required to approve the Plan Amendment. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT.

CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
The Board affirmatively has determined that a majority of our current directors - Messrs. Annese, Lundberg and Crivello - are independent under, and as required by, the listing standards of Nasdaq, with respect to the Board and committee service. Mr. Walsh is not considered independent due to his current service as Chief Executive Officer. In making its independence determinations, the Board considers and reviews any commercial, charitable and employment transactions and relationships known to the Board (including those identified through annual directors’ questionnaires) that exist between us and our subsidiaries and the entities with which certain of our directors, director nominees or members of their immediate families are, or have been, affiliated.
Board Structure
The Board currently has four members and the following five committees: Audit; Compensation; Nominating and Corporate Governance; Special Committee and Acquisition and Finance.
Board Committees and Meetings
The Board held nine meetings during the fiscal year ended December 31, 2019 (the “2019 Fiscal Year”). In the 2019 Fiscal Year, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which such director served (in each case, for meetings held during the period in the 2019 Fiscal Year for which such director served).
The Board meets in executive session, without the presence of any of the Company’s officers, at least twice per year and upon the request of any independent director. Currently, all directors are independent, other than Mr. Walsh who is not currently considered to be independent due to his current position as the Company’s Chief Executive Officer.
All members of the Board are invited to attend the Annual Meeting via the Internet. Our Chairman of the Board was present at the 2019 Annual Meeting of Stockholders.
Committee Membership
The following table sets forth the name of each director and the Board committee on which each such director is currently a member:

Name	Audit	Compensation	Nominating and Corporate Governance	Special Committee	Acquisition and Finance Committee
Martin J. Annese	X	X	X	X	X
Patrick Walsh					X
Justin Lundberg	X	X
Jeffery Crivello	X	X	X	X
Audit Committee
The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves certain transactions between Town Sports and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board. The Audit Committee currently consists of three members of our Board: Martin J. Annese, Justin Lundberg and Jeffery Crivello. Each member of our Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC.
Jason M. Fish served as a member of the Audit Committee for part of 2019. Mr. Fish did not seek re-election as a director at our 2019 annual meeting of stockholders, and accordingly stepped down from the Board on May 20, 2019. Thomas J. Galligan III served as a member of the Audit Committee for all of 2019. Mr. Galligan resigned from the Board on March 16, 2020, as has been previously disclosed in a Current Report on Form 8-K. Spencer Wells served as a member of the Audit Committee for all of 2019. Mr. Wells resigned from the Board on April 17, 2020. The Audit Committee held four meetings during the 2019 Fiscal Year.

The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Jeffery Crivello satisfied the Nasdaq rule requiring that at least one member of the Audit Committee of our Board have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Jeffery Crivello is an “audit committee financial expert” as defined by the SEC.
Compensation Committee
The Compensation Committee of our Board evaluates performance and establishes and oversees executive compensation policy and makes decisions about base pay, incentive pay and any supplemental benefits for our executive officers. The Compensation Committee also administers our stock incentive plans and approves, or recommends that the Board approve, the grant of equity awards, the timing of the grants and the number of shares for which equity awards are to be granted to our executive officers and other employees. The Compensation Committee also performs other duties and responsibilities as set forth in a charter approved by the Board. The Compensation Committee consists of two members of our Board: Martin J. Annese and Jeffery Crivello.
Marcus B. Dunlop served as a member of the Compensation Committee for all of 2019. Mr. Dunlop resigned from the Board on January 15, 2020, as has been previously disclosed in a Current Report on Form 8-K. Thomas J. Galligan III served as a member of the Compensation Committee for all of 2019. Mr. Galligan resigned from the Board on March 16, 2020, as has been previously disclosed in a Current Report on Form 8-K. Spencer Wells served as a member of the Compensation Committee for all of 2019. Mr. Wells resigned from the Board on April 17, 2020.
  In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee held two meetings during the 2019 Fiscal Year. From time to time the Compensation Committee will consult with the Chief Executive Officer and Chairman, as applicable, when considering the compensation of the Company’s other executive officers. No named executive officer has a role in determining or recommending compensation for outside directors.
In addition, the Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of our Board selects nominees to be recommended to the Board for nomination for election as directors and for any vacancies in such positions. The Nominating and Corporate Governance Committee also oversees the evaluation of our Board and management and oversees our Code of Ethics and Business Conduct. The Nominating and Corporate Governance Committee also performs other duties and responsibilities as set forth in a charter approved by the Board. The Nominating and Corporate Governance Committee currently consists of two members of our Board: Martin J. Annese (Chair) and Jeffery Crivello.
Martin J. Annese, Marcus B. Dunlop Thomas J. Galligan, L. Spencer Wells (Chair) and Mandy Lam had served as members of the Nominating and Corporate Governance Committee for all of 2019. Mr. Dunlop and Ms. Lam resigned from the Board on January 15, 2020, Thomas J. Galligan on March 16, 2020 and L. Spencer Wells (Chair) on April 17, 2020, as has been previously disclosed in a Current Report on Form 8-K. Each member of the Nominating and Corporate Governance Committee is independent, as independence is defined for purposes of Nominating and Corporate Governance Committee membership by the listing standards of Nasdaq. The Nominating and Corporate Governance Committee held two meetings during the 2019 Fiscal Year.
The Board seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. In that regard, in identifying or reviewing proposed candidates for membership on the Board, the Nominating and Corporate Governance Committee considers all factors it deems appropriate. The Nominating and Corporate Governance Committee considers director nominees on a case-by-case basis, and therefore has not formalized any specific, minimum qualifications that it believes must be met by a director nominee, identified any specific qualities or skills that it believes are necessary for one or more of our directors to possess, or formalized a process for identifying and evaluating nominees for director, including nominees recommended by stockholders. Although the Board does not have a policy with regard to the consideration of diversity in identifying director nominees, among the many factors that the Nominating and Corporate Governance Committee considers, are the benefits to the Company of gender and racial diversity in the Board composition.

Please see the descriptions of the respective backgrounds of each of our directors set forth in “Proposal One - Election of Directors.” We believe that the current directors bring expertise, leadership skills and institutional knowledge that make them valuable to the Company. In particular:

•
Mr. Annese has extensive knowledge in the areas of operations, strategic initiatives, finance and real estate through his experience as a senior member of management at Starbucks, Pepsico and the Company.

•
Mr. Walsh has an extensive background in financial analysis, a broad understanding of the operational, financial and strategic issues facing public companies, and significant experience in the hospitality industry through past investments. Mr. Walsh served as Executive Chairman from June 2015 to August 2016 and Chief Executive Officer of the Company since September 30, 2016.

The Nominating and Corporate Governance Committee’s policy is to consider director candidates that are recommended by stockholders. The Nominating and Corporate Governance Committee will evaluate nominees for director recommended by stockholders in the same manner as nominees recommended by other sources. Stockholders wishing to bring a nomination for a director candidate at a stockholders’ meeting must give written notice to our General Counsel, pursuant to the procedures set forth in the section of this Proxy Statement titled “Communicating with the Board” and subject to the deadline set forth in the section titled “Deadline for Receipt of Stockholder Proposals.” The stockholder’s notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and our By-Laws.
Executive Committee
The Board had previously constituted an Executive Committee with authority to carry out certain Board functions during intervals between meetings of the Board. There were no Executive Committee meetings held during the 2019 Fiscal Year and the Board disbanded this committee effective February 12, 2019
Special Committee
On April 14, 2020, the Board resolved to establish a Special Committee of the Board of Directors (“Special Committee”) to assist the Board in the evaluation of any strategic alternative transaction where a conflict of interest existed that could affect, or be perceived to affect, the Board’s ability to evaluate, negotiate or execute such strategic alternative on an independent basis and in the best interests of the Company. Upon receipt from the Board of a referral of a potentially conflicted strategic alternative transaction, the Special Committee is empowered to advise the Board on such a transaction, make recommendations to the Board, and if the Board determines to pursue such transaction, evaluate and negotiate the terms thereof. In fulfilling its responsibilities, the Special Committee is entitled to retain its own financial, legal or other advisors who will report to the Special Committee, and may delegate its authority to subcommittees as it deems appropriate. The Special Committee currently consists of two members of our Board: Martin J. Annese and Jeffery Crivello.
Acquisition and Finance Committee
The Acquisition and Finance Committee of our Board was created in February 2018. The Acquisition and Finance Committee reviews acquisition strategies with the Company's management and investigates potential acquisition candidates for the Board’s consideration and recommends acquisition strategies to the Board, as appropriate; authorizes and approves the negotiation by the Company of proposed acquisitions by the Company; reviews with management the integration of any acquired businesses and whether the proposed acquisitions meet the Company’s business objectives and strategic plans; reviews proposals for the issuance of debt financing for the Company and its subsidiaries and makes recommendations concerning those proposals to the Board; makes recommendations to the Board concerning the level of debt and nature of debt; makes recommendations concerning the appointment and compensation of counsel, investment advisors and underwriting firms used by the Company, and to oversees the work performed by these individuals and firms on behalf of the Company; meets with and requests information from the Company, and advisors or outside counsel, as necessary to perform the duties of the committee; reviews proposals relating to the repayment of debt or other long-term financing arrangements for the Company and its subsidiaries; annually reviews the Company’s financing guidelines and makes recommendations to the Board concerning criteria that should govern its financings; reports to the Board how it has discharged its duties and met its responsibilities, as necessary; and has the ability to retain special legal, accounting or other consultants or advisors to advise the Acquisition and Finance Committee without seeking Board approval. The Acquisition and Finance Committee currently consists of two members of our Board: Martin J. Annese and Patrick Walsh. There were no Acquisition and Finance Committee meetings held during the 2019 Fiscal Year.

Risk Management
The Company is exposed to a number of risks including financial risks, operational risks and risks relating to regulatory and legal compliance. During each meeting of the Board, management discusses with the Board the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken. For example, at Board meetings, the Board will discuss with management factors affecting the Company’s financial risk, which may include, among others, events impacting revenue, cost saving initiatives, and capital expenditure budgets and results; factors affecting the Company’s operations, including, among others customer satisfaction, logistics related to the opening of new clubs or closing of clubs, hiring and promotion plans for club and corporate personnel, marketing programs, and factors related to regulatory and legal compliance, including, among others, updates of pending litigation, discussions with contract counterparties, and relevant regulatory updates.
Board Leadership Structure
The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s shareholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.
Board Role in Risk Oversight
Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.
Communicating with the Board
Stockholders and other interested parties may communicate with the Board, including the non-management directors as a group, by writing to the Board, c/o General Counsel, Town Sports International Holdings, Inc. at 399 Executive Boulevard, Elmsford, New York 10523. Inquiries will be reviewed by the Company’s General Counsel and will be distributed to the appropriate members of the Board depending on the facts and circumstances outlined in the communication received. For example, if a complaint concerning accounting, internal accounting controls or auditing matters was received, it would be forwarded by the General Counsel to the Audit Committee. The General Counsel has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate.
Corporate Governance Documents
The Board has adopted a Code of Ethics and Business Conduct that applies to all officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Ethics and Business Conduct can be accessed in the “Investor Relations — Corporate Governance” section of our website at https://www.townsportsinternational.com. In accordance with, and to the extent required by, the rules and regulations of the SEC, we intend to post on our website waivers or implicit waivers (as such terms are defined in Item 5.05 of Form 8-K of the Exchange Act) and amendments of the Code of Ethics and Business Conduct that apply to any of our directors and executive officers, including our principal executive officer, principal financial officer and principal accounting officer or controller. Copies may be obtained without charge by writing to Town Sports International Holdings, Inc., 399 Executive Boulevard, Elmsford, New York 10523, Attention: Investor Relations. Copies of the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board, as well as copies of our certificate of incorporation and By-Laws, can also be accessed in the “Investor Relations — Corporate Governance” section of our website at https://www.townsportsinternational.com.

Director Compensation for the 2019 Fiscal Year
The summary below details the compensation paid to each of our non-employee directors other than Mr. Dunlop and Ms. Lam. Mr. Dunlop and Ms. Lam were not compensated for serving on the Board and did not participate in the Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (the “Stock Incentive Plan”). Mr. Walsh received additional compensation during the 2019 and 2018 Fiscal Year for his role as Chief Executive Officer. For a discussion of the additional compensation paid to Mr. Walsh, see “Executive Compensation” below.
Under our director compensation policy in effect during the 2019 Fiscal Year, directors who were also employees of the Company received no additional compensation for services as a director.
Directors who were not employees of the Company or any of its subsidiaries received the following compensation:
Annual retainer:

•	Each director (other than the Executive Chairman of the Board) received a $60,000 annual retainer;

•	The chairman of the Audit Committee received an additional $15,000 annual retainer;

•	The chairman of the Compensation Committee received an additional $7,500 annual retainer; and

•	The chairman of the Nominating and Corporate Governance Committee and the chairman of the Executive Committee each received an additional $6,000 annual retainer.
 The annual retainer amounts set forth above were payable quarterly in arrears on the fifth business day prior to the end of each calendar quarter. Board members may elect to receive such annual retainer in the form of shares of common stock of the Company.
  Each director received an annual award of common stock on February 1, 2019 (“Award Date”), with each award being fully vested as of the award date, and otherwise subject to the terms of the Stock Incentive Plan:

•	Each non-employee director: shares of common stock with a Fair Market Value (as defined in the Stock Incentive Plan) of $80,000 on the Award Date.

•
No member of the Board received any fees for attending any meetings of the Board or its committees. Each director and each member of a Board committee is reimbursed for any out-of-pocket expenses reasonably incurred by him or her in connection with services provided in such capacity.

The following table sets forth information concerning the compensation to each of our directors in the 2019 Fiscal Year other than Mr. Walsh, whose compensation during the 2019 Fiscal Year is discussed below under “Executive Compensation”:

DIRECTOR COMPENSATION FOR 2019

				Non-Equity	Non-qualified
	Fees or			Incentive	Deferred
	Paid in			Plan	Compensation	All Other
	Cash	Stock Awards	Option Awards	Compensation	Earnings	Compensation
Name	($)	($)	($)	($)	($)	($)
Martin J. Annese	60,000	80,001	—	—	—	140,001
Marcus B. Dunlop (1)	—	—	—	—	—	—
Jason M. Fish (2)	22,418	80,001	—	—	—	102,419
Thomas J. Galligan III (3)	75,000	80,001	—	—	—	155,001
Mandy Lam (1)	—	—	—	—	—	—
L. Spencer Wells (4)	73,500	80,001	—	—	—	153,501

(1)	Mr. Dunlop and Ms. Lam were not compensated for serving on the Board and do not participate in the director Stock Incentive Plan and resigned from the Board in January 2020.

(2)	Mr. Fish did not seek re-election in May 2019.

(3)	Mr. Galligan holds, in addition to the stock awards noted in the table, 11,315 fully vested stock options, as of December 31, 2019. Mr. Galligan resigned from the Board effective March 2020.

(4)	Mr. Wells resigned from the Board in April 2020.

Stock Ownership Policy
Each non-employee director is required to hold shares of the Company’s common stock with a Fair Market Value (as defined in the Stock Incentive Plan) equal to four times the amount of the annual cash retainer payable to directors. All shares of common stock bought by the director or an immediate family member residing in the same household, all shares held in trust for the benefit of the director or his or her family, and all shares granted under the Company’s equity compensation plans will count towards the satisfaction of these requirements.
Each non-employee director will be required to attain such ownership within five years of joining the Board, or in the case of directors serving as of January 1, 2019, by January 1, 2024, and to continue to meet such requirements as of every December 31 of each successive year. If, following the fifth anniversary of joining the Board (or January 1, 2024 in the case of directors serving as of January 1, 2019), the Fair Market Value of the Company's common stock decreases such that the director is no longer in compliance with these requirements, the director will not be required to acquire any additional shares of the Company's common stock.
In the event that a director fails to comply with these share ownership requirements, he or she will be required to tender his or her resignation from the Board, in which case the Board will, in its discretion, determine whether or not to accept such resignation.

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of July 20, 2020, by (1) each person or group of affiliated persons whom we know to beneficially own more than five percent of our common stock; (2) each of the named executive officers; (3) each of our directors and director-nominees; and (4) all of our current directors and executive officers as a group.

		Percentage of
	Number of Shares	Common Stock
Name and Address	Beneficially Owned**	Outstanding***
5% Stockholders
PW Partners Capital Management LLC and affiliates(1)	8,742,745	29.4
Kennedy Lewis Investment Management LLC and affiliates(2)	4,200,000	14.1
Renaissance Technologies LLC and affiliates(3)	2,037,614	6.9
Named Executive Officers, Current CFO and Directors
Patrick Walsh(1)	8,742,745	29.4
Phillip Juhan(4)	159,156	*
Carolyn Spatafora	—	*
Helen Van Ness	—	*
Stuart Steinberg(5)	145,649	*
Martin J. Annese	93,897	*
Jeffery Crivello(6)	428,994	1.4
Justin Lundberg	—	*
Directors and Executive Officers as a group (6 persons)	9,570,441	32.2
* Less than 1%.
** For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock with respect to which such person has (or has the right to acquire within 60 days, i.e., by September 18, 2020 in this case) sole or shared voting power or investment power.
*** Percentage of beneficial ownership is based on 29,715,140 shares of common stock outstanding at July 20, 2020.

(1)
Based solely on a review of a Schedule 13D/A filed with the SEC on January 3, 2020 and Section 16 ownership reports filed by PW Partners Atlas Fund III, LP (“Atlas Fund III”), PW Partners Atlas Fund II, LP (“Atlas Fund II”), PW Partners Atlas Funds, LLC (“Atlas Fund GP”), PW Partners Capital Management LLC (“PW Capital Management”) and Patrick Walsh (Mr. Walsh, together with Atlas Fund III, Atlas Fund II, Atlas Fund GP and PW Capital Management, the “PW Group Stockholders”). Atlas Fund III directly owns 1,271,182 shares of the Company’s common stock. Atlas Fund II directly owns 4,300,000 shares of the Company’s common stock. Atlas Fund GP is the General Partner of Atlas Fund III and Atlas Fund II. PW Capital Management is the Investment Manager of Atlas Fund III and Atlas Fund II. Mr. Walsh is the Managing Member of PW Capital Management and the Managing Member and Chief Executive Officer of Atlas Fund GP. Accordingly, each of Atlas Fund GP, PW Capital Management and Mr. Walsh may be deemed to beneficially own the 5,571,182 shares of the Company’s common stock owned directly by Atlas Fund III and Atlas Fund II and each of the PW Group Stockholders may be deemed to have shared voting and dispositive power over such shares. Mr. Walsh may also be deemed to directly beneficially own an additional 3,171,563 shares of the Company’s common stock, including 929,608 unvested shares of restricted stock, 38,095 of which 12,698 vest on January 31, 2021, 12,699 vest on January 31, 2022 and 12,698 vest on January 31, 2023, 609,375 of which vest in equal annual installments on each of December 13, 2020, 2021 and 2022, respectively, 8,949 of which 4,475 vest on February 1, 2021 and 4,474 vest on February 2, 2022, 183,333 of which 91,666 vest on January 21, 2021 and 91,667 vest on January 21, 2022, 4,372 which vests on February 2, 2021, 2,151 which vests on March 13, 2022 and 83,333 of which vest on December 4, 2020. Mr. Walsh has sole voting power over such 929,608 unvested shares of restricted stock and sole voting and dispositive power over the remaining 2,241,955 shares of common stock he directly owns. Accordingly, Mr. Walsh may be deemed to beneficially own a total of 8,742,745 shares of common stock. The address of the PW Group Stockholders is 141 W. Jackson Blvd., Suite 1702, Chicago, Illinois 60604.

(2)
Based solely on a review of a Schedule 13D filed with the SEC on January 7, 2020 by Kennedy Lewis Management, LP (“KL”), KLM GP LLC (“KLM”), Kennedy Lewis Investment Management LLC (“KL Management”), Darren Richman and David Chene (Messrs. Richman and Chene, together with KL, KLM, and KL Management, the “KL Stockholders”). The KL Stockholders report beneficial ownership of a total of 4,200,000 shares of the Company’s common stock. The KL Stockholders report sole voting and dispositive power over such shares of common stock. The address of the KL Stockholders is 80 Broad Street, 22nd Floor, New York, NY 10004.

(3)
Based solely on a review of a Schedule 13G/A filed with the SEC on February 13, 2020 by Renaissance Technologies LLC (“Renaissance Technologies”) and Renaissance Technologies Holdings Corporation (“Renaissance Holdings” and together with Renaissance Technologies, the “Renaissance Stockholders”). The Renaissance Stockholders report beneficial ownership of a total of 2,037,614 shares of the Company'’s common stock. The Renaissance Stockholders report sole voting and dispositive power over such shares of common stock. The address of the Renaissance Stockholders is 800 Third Avenue, New York, New York 10022.

(4)
Includes 127,815 shares of unvested restricted stock, 3,333 of which vest in installments of 1,666 and 1,667 on each of January 21, 2021 and 2022, respectively, 7,294 of which vest in equal annual installments on each of April 2, 2021 and 2022, respectively, and 117,188 of which vest in installments of 39,063, 39,062 and 39,063 on each of December 13, 2020, 2021 and 2022, respectively.

(5)
Includes 123,750 shares of unvested restricted stock, 3,333 of which vest on December 4, 2020, 93,750 of which vest in equal annual installments on each of December 13, 2020, 2021 and 2022, respectively, and 26,667 of which vest in installments of 13,334 and 13,333 on each of January 21, 2021 and January 21, 2022, respectively.

(6)	Includes 228,571 shares of unvested restricted stock, all of which vest in installments of 76,190, 76,191 and 76,190 on each of April 21, 2021, 2022 and 2023, respectively.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners, are required by SEC regulation to furnish the Company with copies of all

Section 16(a) forms filed by such reporting persons. Based solely upon the Company’s review of such forms furnished to it, the Company believes that during the fiscal year ended 2019, all of its executive officers, directors, and every person who is directly or indirectly the beneficial owner of more than 10% of any class of the Company’s securities, complied with the filing requirements of Section 16(a) of the Exchange Act with the following exceptions: (i) a Form 4 was filed on February 11, 2019 by Patrick Walsh to disclose two issuances of restricted stock that occurred on January 21, 2019 and February 1, 2019, respectively, (ii) a Form 4 was filed on February 5, 2019 by Nitin Ajmera to disclose the issuance of restricted stock on January 21, 2019, (iii) a Form 4 was filed by Carolyn Spatafora on February 6, 2019 to disclose the issuance of restricted stock on January 21, 2019, (iv) a Form 4 was filed by Spencer Wells on March 12, 2019 to disclose the issuance of common stock on February 1, 2019, (v) a Form 4 was filed by Nitin Ajmera on December 20, 2019 to disclose the issuance of restricted stock on December 13, 2019, and (vi) a Form 4 was filed on December 20, 2019 by Patrick Walsh to disclose an issuance of shares of restricted stock that occurred on December 13, 2019.
EXECUTIVE OFFICERS
The table below sets forth the names and ages of the executive officers of the Company as of July 20, 2020, as well as the position(s) and office(s) with the Company held by those individuals. A summary of the background and experience of Mr. Walsh is set forth in the section titled “Proposal One Election of Directors”. A summary of the background and experience of the other officers is set forth after the table.

Name	Age	Position
Patrick Walsh	44	Chief Executive Officer and Director
Phillip Juhan	45	Chief Financial Officer
Stuart Steinberg	63	General Counsel
Nitin Ajmera	48	Chief Accounting Officer
Stuart M. Steinberg has been our General Counsel since February 2017 and has been the sole stockholder of Stuart Steinberg P.C., a law firm that serves as the Company’s outside counsel since 2016. Prior to that, Mr. Steinberg was the majority stockholder of Steinberg Fineo Berger & Fischoff PC. Mr. Steinberg and his firm served as General Counsel to Sbarro, LLC (formerly Sbarro, Inc.) for 15 years and throughout the years, other companies located throughout the New York metropolitan area. Mr. Steinberg has extensive experience in commercial lease negotiations, all facets of corporate representation, employment law and litigation.
Phillip Juhan was appointed as Chief Financial Officer of the Company on March 23, 2020. He has also served as Vice President of Business Operations for the Company since August 2018. From 2002 to 2014, Mr. Juhan worked in the Investment Banking Divisions of Prudential Financial and the Bank of Montreal, where he led consumer focused research within the Financial Services (Real Estate, Gaming and Lodging) and Consumer (Broadlines Retail and Restaurants) sectors. From 2014 until August 2018, Mr. Juhan served as Founder and President of B.L.K. LLC, a restaurant operating company, and since 2014, he has served as Founder and General Partner of Simple PropCo LLC, a Georgia based real estate holding company.
Nitin Ajmera is our Chief Accounting Officer since March of 2019.  He joined us in November of 2008 and has held various positions in areas of Accounting and Shared Services. Prior to joining us, Mr. Ajmera worked for Schenker, Inc. as Director of Business Support Services from December 1997 to June 2008.
EXECUTIVE COMPENSATION
Introduction
We are currently considered a “smaller reporting company” as defined in the SEC’s rules and regulations. As such, we have elected to take advantage of the scaled disclosure requirements afforded to smaller reporting companies and, therefore, have provided more limited (or, in some cases, eliminated) disclosures than we have provided in prior years’ proxy statements. The executive compensation disclosures that follow comply with the SEC’s executive compensation disclosure rules for smaller reporting companies and therefore are generally narrower in scope than the executive compensation disclosures and Compensation Discussion and Analysis that we have included in prior proxy statements.
Summary Compensation Table
The following table sets forth the compensation earned for all services rendered to us in all capacities in the fiscal years ended December 31, 2019 and 2018 by our named executive officers, which include our principal executive officer, Patrick Walsh (our Chairman and Chief Executive Officer), our principal financial officer, Helen Van Ness (our interim Chief Financial Officer) and our two other most highly compensated executive officers serving as of December 31, 2019, which include Carolyn Spatafora (our former Chief Financial Officer) and Stuart Steinberg (our General Counsel).

SUMMARY COMPENSATION TABLE

		Salary				Non-Equity	Non-Qualified
		and Fees		Stock	Option	Incentive Plan	Deferred	All Other
Name and Principal		Earned	Bonus	Awards	Awards	Compensation	Compensation Earnings	Compensation
Position	Year	($)	($)(1)	($)(2)	($)(2)	($)	($)	($)(3)	Total ($)
Patrick Walsh	2019	690,000	—	2,866,939	—	—	—	14,000	3,570,939
Chief Executive Officer & Chairman	2018	690,000	1,380,000	80,000	—	—	—	14,000	2,164,000
Carolyn Spatafora	2019	358,750	—	247,600	—	—	—	105,775	712,125
Former Chief Financial Officer	2018	358,750	358,750	—	—	—	—	6,312	723,812
Helen Van Ness	2019	—	—	—	—	—	—	—	—
Former Interim Chief Financial Officer	2018	—	—	—	—	—	—	—	—
Stuart Steinberg	2019	280,010	—	414,475	—	—	—	—	694,485
General Counsel(4)	2018	280,000	280,000	—	—	—	—	—	560,000

(1)	Cash bonuses for 2018 were paid in January 2019. There were no cash bonuses paid for 2019.

(2)
These columns represent the aggregate grant date fair value of restricted stock or stock options, as applicable, granted to each of the named executive officers in the specified fiscal year computed in accordance with ASC Topic 718. For additional information about the valuation assumptions with respect to all grants reflected in these columns, refer to Note 11 of the financial statements of the Company in our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC. These amounts reflect aggregate grant date fair values calculated under ASC Topic 718 and may not correspond to the actual value that will be recognized by the named executive officers.

(3)
This column reflects Company-paid premiums on medical, dental and long-term disability insurance as well as a tax gross-up associated with long-term disability insurance premiums paid by the Company. The tax gross-up associated with long-term disability insurance premiums paid by the Company, referred to above, for each of the named executive officers was as follows: Mr. Walsh $0; Ms. Spatafora $1,047; Ms. Van Ness $0 and Mr. Steinberg $0. For Ms. Spatafora, this column also includes disability pay.

(4)
Mr. Steinberg became General Counsel of the Company effective May 1, 2017. In connection with this, the Company and Mr. Steinberg’s law firm (the “Firm”) previously entered into an engagement letter agreement (the “Agreement”) dated as of February 4, 2016, and as amended and restated effective as of May 1, 2017, pursuant to which the Company engaged the Firm to provide general legal services requested by the Company. Mr. Steinberg continues to provide services for the Firm while employed by the Company. The Agreement provides for a monthly retainer fee payable to the Firm in the amount of $21,000, excluding litigation services. The Company will also reimburse the Firm for any expenses incurred in connection with the Firm’s services to the Company. In connection with this arrangement, the Company incurred legal expenses payable to the Firm in the amount of $263,000 and $269,000 in the years ended December 31, 2019 and 2018, respectively. Additionally, the Company paid a bonus to Mr. Steinberg in January 2019 related to services performed in 2018 in the amount of $280,000. Such amount was paid to the order of the Firm and is included in Mr. Steinberg’s bonus in the chart above.

Narrative Disclosure to the Summary Compensation Table
2019 Fiscal Year Compensation Decisions and Results
The following were the main components of the compensation paid to or earned by our named executive officers in the 2019 Fiscal Year.
1. Base Compensation: The named executive officers serving at the beginning of the 2019 Fiscal Year did not receive base salary increases. For Mr. Walsh, base compensation included $690,000 in both 2019 and 2018.
2. Annual Cash Awards: For the 2018 Fiscal Year, the Compensation Committee awarded discretionary cash bonuses to the following named executive officers: Mr. Walsh, $1,380,000; Ms. Spatafora, $358,750; and Mr. Steinberg, $280,000. These amounts were paid in January 2019 and are included in the chart above. There were no discretionary bonuses awarded for the 2019 Fiscal Year.

 3. Long-Term Equity Incentives: In the 2019 Fiscal Year, the Compensation Committee and the Board granted certain equity awards to certain of our named executive officers. The awards of restricted common stock generally vest in three equal annual installments, beginning on the first anniversary of the grant date, and subject to continuous employment from the date of grant until the applicable vesting date.

•
Patrick Walsh.  In connection with Mr. Walsh’s appointment as Executive Chairman, Mr. Walsh remained entitled to receive the annual equity awards to which non-employee directors are entitled under the Company’s Non-Employee Director Compensation Plan (the “Director Compensation Plan”). In the 2019 Fiscal Year, he received an award of 275,000 shares of restricted stock which vest in three equal annual installments on January 21, 2020, 2021 and 2022, respectively and 609,375 shares of restricted stock which vest in three equal annual installments on December 13, 2020, 2021 and 2022, respectively. In connection with Mr. Walsh’s appointment as Chief Executive Officer on September 30, 2016, he is no longer entitled to receive the annual equity awards to which non-employee directors are entitled to under the Director Compensation Plan. In lieu of this, Mr. Walsh received a discretionary grant of 13,423 shares of restricted stock on February 1, 2019, respectively, which vests in three equal annual installments on the anniversary date of the grant.

•
In the 2019 Fiscal Year, the Compensation Committee awarded shares of restricted stock on January 21, 2019 to the following named executive officers: Ms. Spatafora, 40,000 shares and Mr. Steinberg, 40,000 shares. Mr. Steinberg also received a grant of 93,750 shares of restricted stock on December 13, 2019. These shares of restricted stock vest in three equal annual installments on the anniversary date of the grant.

4. Severance Payments: Our Stock Incentive Plan provides that if certain of our named executive officers resign or the named executive officer’s employment is terminated by the Company for any reason and the Company wishes to enforce specified non-competition and non-solicitation covenants for a period of up to one year, the Company must pay the named executive officer severance compensation equal to no less than such named executive officer’s base salary during such period (other than as described below). In the event of certain terminations in connection with a change in control, however, an executive’s unvested stock option and restricted stock awards will vest in full under the Stock Incentive Plan. “Change in control” is defined in the Stock Incentive Plan as: (1) any person becoming the beneficial owner directly or indirectly, of 40% or more of the combined voting power of the then outstanding securities of the Company or (2) the stockholders of the Company approving a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own 50% or more of the Company’s common stock or pursuant to a spin-off type transaction of such assets to the stockholders of the Company.
The Company has also made or has agreed to make severance payments to certain of its named executive officers pursuant to the terms of the severance agreements described below.

•
Carolyn Spatafora. Under Ms. Spatafora’s severance arrangement, she will be required to comply with a non-competition covenant for a period of up to one year and will receive in return one year of salary (fourteen months in the case of a constructive termination), a pro rata annual bonus (provided, in the case of a termination in the absence of a change in control, that the Company is, at the time of such termination, on budget to achieve target performance of bonus targets under the Bonus Plan), continuation of health and dental and disability coverage for up to two years, continuation of fitness club membership for one year and eligibility for outplacement assistance with a cost not to exceed $25,000. Such payments are in lieu of any severance payments provided under the Stock Incentive Plan described above. Ms. Spatafora’s severance agreement also provides for severance benefits in the event that she is constructively terminated or terminated without cause in the absence of a change in control. In connection with Ms. Spatafora’s agreement to advise and assist the Company after her notice of Termination by reason of disability, the Company agreed, in addition to the terms of Ms. Spatafora’s severance agreement, to accelerate all her unvested Stock as of December 31, 2019 and pay her target Bonus for 2019 in the amount of $358,750 which was paid on February 7, 2020.

5. Other Benefits and Perquisites

The Company’s executive compensation program also includes other benefits and perquisites. We provide medical benefits, long-term disability insurance (and gross-ups for related taxes) for specified employees, and free memberships in the Company’s clubs for all employees. For Mr. Walsh, the Company also provided reimbursement of certain commuting and lodging costs and other related expenses (and gross-ups for related taxes). The Company reviews these other benefits and perquisites and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance.

6. The Alvarez & Marsal Engagement
Ms. Van Ness was retained as our Interim Chief Financial Officer in November 2019 pursuant to the Services Agreement, as was disclosed in the Company’s Current Report on Form 8-K dated November 14, 2019. Pursuant to the Services Agreement, the Company paid Alvarez & Marsal a monthly fee of $165,000 to provide, inter alia, the services of Ms. Van Ness as Interim Chief Financial Officer. Ms. Van Ness was compensated by Alvarez & Marsal and received no direct compensation from the Company.
Management Stock Purchase Plan
The Company adopted the 2018 Management Stock Purchase Plan on January 3, 2018, and amended and restated it on March 13, 2018. The Management Stock Purchase Plan was further amended by resolution of the Board of Directors on May 15, 2019 and on July 14, 2020 as described below (as amended, the “MSPP”).The purpose of the MSPP is to provide eligible employees of the Company (corporate title of Director or above) an opportunity to voluntarily purchase the Company’s stock in a convenient manner.
The following is a summary of the MSPP, which is qualified in its entirety by the terms of the MSPP. Upon adoption, eligible employees may elect to use up to 20% of their cash compensation (as defined in the MSPP), but in no event more than $200,000 in any calendar year, to purchase the Company’s common stock generally on a quarterly basis on the open market through a broker (such purchased shares being referred to as “MSPP Shares”). This amount was amended to $300,000, effective June 15, 2019, pursuant to a Board of Directors meeting held on May 15, 2019.
The “Voluntary Holding Period” and "Matching Restricted Stock Award" was amended on July 14, 2020 pursuant to a Board of Directors meeting held. “Voluntary Holding Period” means, subject to Section 5.01 below, the two (2) year period following a Purchase Date (or, if earlier, until the occurrence of a Change in Control (as defined in the SIP)) during which a Participant may hold any shares of Stock purchased on his or her behalf pursuant to the Plan to be eligible to receive a Matching RSA under the SIP.
Section 5.01. Matching RSA. Each share purchased under the Plan and held through the end of the applicable Voluntary Holding Period is eligible for a Matching RSA under the SIP. On a quarterly basis or upon a Change in Control, as applicable, any shares purchased through the Plan that have satisfied the completion of the Voluntary Holding Period will be eligible for a Matching RSA. As soon as practicable after the Voluntary Holding Period has been met the Company shall award to the Participant, pursuant to the terms of the SIP, restricted stock (or fully vested stock in the event the Matching RSA is granted due to a Change in Control consistent with the terms of the Restricted Stock Agreement) of a number of Shares of Stock equal to the number that have achieved the Voluntary Holding Period. Matching RSAs shall constitute actual stock and shall have the rights and privileges defined in the SIP and supporting Restricted Stock Agreement.

(a)       Limit on Matching Restricted Stock. The cumulative number of Matching RSAs that may be issued in any calendar year will be equal to the lesser of 50% of the shares available for grant under the SIP or the number of MSPP shares that have met the Voluntary Holding Period for that calendar year.
(b)       Matching RSA Vesting. Matching RSAs shall vest, and the restrictions thereon shall lapse, on the two-year anniversary of their Award Date. All other terms and conditions will be as set forth in an applicable Award Agreement or the SIP. Notwithstanding anything to the contrary, in the event that a Matching RSA is granted upon the occurrence of a Change in Control, the Matching RSA shall be fully vested.
(c)       Employment Required. Notwithstanding anything herein to the contrary, a Participant must be employed by the Company or an affiliate of the Company on the date on which the Matching RSA is granted (including, without limitation, at the time of the Change in Control) in order to receive a Matching RSA pursuant to this MSPP.

Outstanding Equity Awards at End of the 2019 Fiscal Year
The following table sets forth information concerning unexercised stock options and unvested restricted stock for each of the named executive officers as of the end of the 2019 Fiscal Year.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019

	Option Awards(1)					Stock Awards(1)

									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market
		Number of	Number of				Market	Number of	Value of
		Securities	Securities			Number of	Value of	Unearned	Unearned
		Underlying	Underlying			Shares or	Shares or	Shares,	Shares,
		Unexercised	Unexercised	Option		Units of	Units of	Units or Other	Units or Other
	Stock	Options	Options	Exercise	Option	Stock that	Stock that	Rights That	Rights
	Award Grant	Exercisable	Unexercisable	Price	Expiration	Have Not	Have Not	Have Not	That Have
Name	Date	(#)	(#)	($)	Date	Vested (#)	Vested ($)	Vested	Not Vested
Patrick Walsh	12/13/2019	—	—	—	—	609,375	1,042,031	—	—
	2/1/2019	—	—	—	—	13,423	22,953	—	—
	1/21/2019	—	—	—	—	275,000	470,250	—	—
	02/01/2018	—	—	—	—	8,743	14,951	—	—
	12/4/2017	—	—	—	—	83,333	142,499	—	—
	03/08/2017	—	—	—	—	8,667	14,821	—	—

Carolyn Spatafora	1/21/2019	—	—	—	—	40,000	68,400	—	—
	12/4/2017	—	—	—	—	10,000	17,100	—	—

Stuart Steinberg	12/13/2019	—	—	—	—	93,750	160,313	—	—
	1/21/2019	—	—	—	—	40,000	68,400	—	—
	12/4/2017	—	—	—	—	3,333	5,699	—	—

(1)
Restricted stock awards granted in 2019, 2018 and 2017 vest in three equal installments on each of the first three anniversaries of the grant date. The vesting of all stock option and restricted stock awards accelerates upon a change in control.

(2)	There were no options granted or unexercised options for the named executives.

(3)	Ms. Van Ness did not receive any equity awards from the Company.

 Equity Compensation Plan Information
The following table provides information with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance to employees as of December 31, 2019:

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	11,315	$1.91	1,888,675
Equity compensation plans not approved by security holders	—	—	—
Total	11,315	$1.91	1,888,675

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our policy prohibits conflicts between the interests of our employees, officers and directors and our company. A conflict of interest exists when an employee, officer, or director’s personal interest interferes or may interfere with the interests of the Company. When it is deemed to be in the best interests of our company and our stockholders, the Audit Committee may grant waivers to employees, officers and directors who have disclosed an actual or potential conflict of interest, which waivers are subject to approval by our Board. This policy is included in our Code of Business Conduct and Ethics for Employees, Officers and Directors.
In accordance with its charter, the Audit Committee is responsible for annually reviewing any transactions or series of similar transactions to which we are or were a party and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest. Our Audit Committee’s procedures for reviewing related party transactions are not in writing. Except as described below, since January 1, 2019, there had not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or was a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest. As of April 27, 2020, our common stock is the Company’s only class of voting securities.
On April 25, 2017, the Company approved the appointment of Stuart M. Steinberg as General Counsel of the Company, effective as of May 1, 2017. Furthermore, the Company and Mr. Steinberg's law firm (the “Firm”) previously entered into an engagement letter agreement (the “Agreement”) dated as of February 4, 2016, and as amended and restated effective as of May 1, 2017, pursuant to which the Company engaged the Firm to provide general legal services requested by the Company. Mr. Steinberg continues to provide services for the Firm while employed by the Company. The Agreement provides for a monthly retainer fee payable to the Firm in the amount of $21,250, excluding litigation services. The Company will also reimburse the Firm for any expenses incurred in connection with the Firm’s services to the Company. In connection with this arrangement, the Company incurred legal expenses payable to the Firm in the amount of $263,000 for the year ended December 31, 2019. These amounts were classified within general and administrative expenses on the condensed consolidated statements of operations for the year ended December 31, 2019.
Mr. Lundberg was appointed to the Board on July 15, 2020. Mr. Lundberg serves as the sole member of JSP Realty Investments, LLC (“JSP”), a company that receives annual payments from the Company of approximately $150,000 as part of a lease for real property located in Westborough, MA and for electricity credits generated by a solar array also located in Westborough. As the sole member of JSP, Mr. Lundberg is the sole beneficiary of such transactions.
AUDIT COMMITTEE REPORT
The Audit Committee acting with respect to the financial statements for the 2019 Fiscal Year (the “2019 Audit Committee”) reviewed and discussed the audited consolidated financial statements of the Company for the 2019 Fiscal Year with the Company’s management. The Audit Committee separately discussed with PricewaterhouseCoopers LLP, the Company’s previously independent registered public accounting firm for the 2019 Fiscal Year, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 16 “Communications with Audit Committee.”
The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and discussed with PricewaterhouseCoopers LLP the independence of that firm from the Company.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the 2019 Fiscal Year for filing with the Securities and Exchange Commission.
Submitted by the 2019 Audit Committee of the Company’s Board of Directors:
Martin J. Annese
L. Spencer Wells (AC Chair for the 2019 Fiscal Year - resigned on April 17, 2020)
ANNUAL REPORT AND HOUSEHOLDING

A copy of the Annual Report of the Company for the 2019 Fiscal Year is being made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.
In order to reduce printing and postage costs, only one Annual Report, one Proxy Statement and/or one Notice of Internet Availability of Proxy Materials, as applicable, will be mailed to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report, one Proxy Statement and/or one Notice of Internet Availability of Proxy Materials, as applicable, and you wish to receive an additional copy or copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please send an email at investor.relations@town-sports.com, or send a written request to the General Counsel of the Company, at the Company’s mailing address at 399 Executive Boulevard, Elmsford, New York 10523.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 14, 2020
This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2019 are available free of charge on www.proxyvote.com. Stockholders may also obtain copies of the Proxy Statement, Annual Report and form of proxy relating to the Annual Meeting on the Company's website at https://www.townsportsinternational.com, in the “Investor Relations — SEC Filings” section or by sending the Company an email at investor.relations@town-sports.com.
FORM 10-K
The Company filed its Annual Report on Form 10-K for the year ended December 31, 2019 with the SEC on March 20, 2020 and filed an amendment to the Annual Report on Form 10-K/A on June 12, 2020. Stockholders may obtain a copy of this report, as amended, including financial statements and schedules thereto, without charge, on the Company's website at https://www.townsportsinternational.com, in the “Investor Relations — SEC Filings” section or by writing to the General Counsel of the Company, at the Company’s mailing address at 399 Executive Boulevard, Elmsford, New York 10523.
INCORPORATION BY REFERENCE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Audit Committee Report, references to the Audit Committee Charter and references to the independence of the Audit Committee members are not deemed filed with the SEC, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.
OTHER MATTERS
The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the proxy card.

APPENDIX A
AMENDMENT NO. 4 TO THE TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
2006 STOCK INCENTIVE PLAN

WHEREAS, the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (the “Plan”) was first adopted by Town Sports International Holdings, Inc. (the “Company”) on May 30, 2006 and was amended and restated on April 2, 2015 and became effective as of such date pursuant to the approval of the Company’s stockholders, and was further amended on May 12, 2016, May 10, 2017, May 15, 2019 and July 15, 2020 pursuant to the approval of the Company’s stockholders;
WHEREAS, pursuant to Section 13.1 of the Plan, the Board of Directors of the Company (the “Board”), or an authorized committee of the Board, is authorized to amend the Plan at any time, subject to the receipt of stockholder approval if necessary to satisfy the requirements of applicable law;
WHEREAS, the Board deems it in the best interests of the Company to increase the number of shares of the Company’s common stock reserved for issuance under the Plan by 3,000,000 shares; and
WHEREAS, the Board desires to further amend the Plan, in the manner set forth below.
NOW, THEREFORE, the Plan is hereby amended, effective as of July 15, 2020, subject to the receipt of shareholder approval, as set forth below:
1. Shares. Section 4.1(a) of the Plan, General Limitations, is hereby amended and restated by deleting the first full sentence thereof and replacing it in its entirety with the following sentence:
“The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan Amendment shall not exceed 11,500,000 shares of Common Stock (and in each case, subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.”
2. The Plan is hereby ratified and confirmed in all other respects.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by an authorized officer of the Company.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Phillip Juhan
Name:	Phillip Juhan
Title:	Chief Financial Officer

APPENDIX B
TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
2006 STOCK INCENTIVE PLAN
(as amended and restated effective as of April 2, 2015)

ARTICLE I.
PURPOSE
The purpose of this 2006 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.
ARTICLE II.
DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
“Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets. The occurrence of Acquisition Event shall be determined by the Committee in its sole discretion.
“Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee; provided, however, that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.
“Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written or electronic agreement evidencing such Award. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.
“Board” means the Board of Directors of the Company.
“Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud that could cause significant economic injury to the Company; (iii) a Participant’s insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company; (iv) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (v) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
“Change in Control” has the meaning set forth in Section 12.2.

“Change in Control Price” has the meaning set forth in Section 12.1.
“Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.
“Committee” means: (a) with respect to the application of the Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more Non-Employee Directors, each of whom shall be (i) with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; (ii) with respect to actions intended to comply with the exception for performance-based compensation under Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under NASD Rule 5605(a) of the Financial Industry Regulatory Authority Rulebook or such other applicable stock exchange rule; and (b) with respect to the application of the Plan to Non-Employee Directors, (i) the Board, or (ii) a committee or subcommittee (which may differ from the committee or subcommittee established for the grant of Awards to employees) comprised of two or more Non-Employee Directors who are each an “independent director” as defined under NASD Rule 5605(a) of the Financial Industry Regulatory Authority Rulebook. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
“Common Stock” means the Common Stock, $0.001 par value per share, of the Company.
“Company” means Town Sports International Holdings, Inc., a Delaware corporation, and its successors by operation of law.
“Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.
“Detrimental Activity” means:
(a) disclosing, divulging, furnishing or making available to anyone at any time, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or any of its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliate, acquired by the Participant at any time prior to the Participant’s Termination;
(b) any activity while employed or performing services that results, or if known could reasonably be expected to result, in the Participant’s Termination that is classified by the Company as a termination for Cause;
(c) (i) directly or indirectly soliciting, enticing or inducing any employee of the Company or of any of its Affiliates to be employed by a person or entity that is, directly or indirectly, in competition with the business or activities of the Company or any of its Affiliates; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of any such action by a third party on behalf of any such person or entity, or assisting any such person or entity in taking such action; or (iv) directly or indirectly soliciting, raiding, enticing or inducing any person or entity (other than the U.S. Government or its agencies) that is, or at any time from and after the date of grant of the Award was, a customer of the Company or any of its Affiliates to become a customer of the Participant or a third party for the same or similar products or services that it purchased from the Company or any of its Affiliates, or approaching any customer of the Company or any of its Affiliates for such purpose, or authorizing or knowingly approving the taking of any action by a third party for such purpose;
(d) the Participant’s Disparagement, or inducement of others to do so, of the Company or any of its Affiliates or their past and present officers, directors, employees or products;
(e) the Participant’s owning, managing, controlling, participating in, consulting with, rendering services for, or in any manner engaging in, any business that, directly or indirectly, is competitive with the business conducted by the Company or any of its Affiliates within any metropolitan area in which the Company or any of its Affiliates engages or has definitive plans to engage in such business, or the rendering of services to such business if such business is otherwise prejudicial to or in conflict with the interests of the Company or any of its Affiliates; or
(f) a material breach of any agreement between the Participant and the Company or any of its Affiliates (including, without limitation, any employment agreement or noncompetition or nonsolicitation or confidentiality agreement).

Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant’s Termination.
For purposes of clauses (a), (c), (e) and (f) above, the Chief Executive Officer of the Company has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization. If it is determined by a court of competent jurisdiction that any provision in the Plan in respect of Detrimental Activities is excessive in duration or scope or otherwise is unenforceable, then such provision may be modified or supplemented by the court to render it enforceable to the maximum extent permitted by law.
“Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
“Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship that could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.
“Effective Date” means the effective date of the Plan as defined in Article XVI.
“Eligible Employees” means each employee of the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
“Exercisable Awards” has the meaning set forth in Section 4.2(d).
“Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The NASDAQ Stock Market; or (b) if not traded on any such national securities exchange or The NASDAQ Stock Market, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Company or, if not a day on which the applicable market is open, the next day that it is open.
“Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.
“Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
“Non-Employee Director” means a non-employee director of the Company or any of its Affiliates.
“Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.
“Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.
“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
“Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.
“Performance Goals” has the meaning set forth on Exhibit A.

“Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.
“Performance Share” means an Award made pursuant to Article IX of the Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.
“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.
“Plan” means this Town Sports International Holdings, Inc. 2006 Stock Incentive Plan, as amended or amended and restated from time to time.
“Other Extraordinary Event” has the meaning set forth in Section 4.2(b).
“Reference Stock Option” has the meaning set forth in Section 7.1.
“Registration Date” means the first date after the Effective Date on which (a) the Company sells its Common Stock in a bona fide underwriting pursuant to a registration statement under the Securities Act or (b) any class of common equity securities of the Company is required to be registered under Section 12 of the Exchange Act.
“Restricted Stock” means a share of Common Stock issued under the Plan that is subject to restrictions under Article VIII.
“Restriction Period” has the meaning set forth in Section 8.3(a).
“Retirement” means a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion, at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.
“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
“Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.
“Section 4.2 Event” has the meaning set forth in Section 4.2(b).
“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
“Special Unvested Options or Rights” has the meaning set forth in Section 11.1(a)(v).
“Stock Appreciation Right” means the right pursuant to an Award granted under Article VII to receive a number of shares of Common Stock and/or cash with an aggregate value, as determined by the Committee, equal to the difference between (i) the aggregate Fair Market Value of the shares of Common Stock underlying the Stock Appreciate Right on the date such Stock Appreciation Right is exercised, and (ii) the aggregate exercise price of such Stock Appreciation Right.
“Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.
“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
“Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
“Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
“Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an

Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.
“Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
“Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter. Further, notwithstanding the foregoing, with respect to Awards granted on or after March 15, 2007, a Participant that is a full-time employee of the Company or an Affiliate that commences working on a part-time basis for the Company or an Affiliate shall be deemed to have experienced an involuntary Termination of Employment without Cause if such Participant is not regularly scheduled to work more than 24 hours per week.
“Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.
ARTICLE III.
ADMINISTRATION
3.1 The Committee. The Plan shall be administered and interpreted by the Committee.
3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; and (v) Other Stock-Based Awards. In particular, the Committee shall have the authority:
(a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;
(b) to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;
(c) to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;
(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;
(f) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;
(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
(i) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to an Award for a period of time as determined by the Committee, in its sole discretion, following the date of such Award; and
(j) generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.
3.3 Guidelines. Subject to Article XIII, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be as fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6 Designation of Consultants/Liability.
(a) The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.
(b) The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.
3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.
ARTICLE IV.
SHARE LIMITATION
4.1 Shares.
(a) General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 3,500,000 shares of Common Stock (and in each case, subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Option, Stock Appreciation Right or Other Stock-Based Award subject to exercise granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Shares or Other Stock-Based Awards, denominated in shares of Common Stock, granted under the Plan are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Shares or such Other Stock-Based Awards not subject to exercise shall again be available for the purposes of Awards under the Plan, as provided in this Section 4.1(a). Notwithstanding anything herein to the contrary, any share of Common Stock that again becomes available for grant pursuant to this Section 4.1(a) shall be added back as one share of Common Stock to the maximum aggregate limit.
(b) Individual Participant Limitations.
(i) The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii), which may be granted under the Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 250,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 250,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company.
(ii) The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights or Other Stock-Based Awards that may be granted under the Plan during any fiscal year of the Company to each Non-Employee Director shall be 250,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 250,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company.
(iii) There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii).
(iv) The maximum value at grant of Performance Shares that may be granted under the Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $1,000,000. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under the Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.
(v) The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.
4.2 Changes.
(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event, or (vii) any other corporate act or proceeding.
(b) Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee shall appropriately adjust any Award and make such other necessary adjustments to the Plan as determined by the Committee. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.
(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
(d) In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise (“Exercisable Awards”) effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise his or her Exercisable Awards that are then outstanding to the extent vested as of the date on which such notice of termination is delivered (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may, in its sole discretion, terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value without payment of consideration therefor.
If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the applicable provisions of Section 4.2(b) and Article XII shall apply.
4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V.
ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS
5.1 General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of the Plan. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.3 General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI.
STOCK OPTIONS
6.1 Options. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option.
6.2 Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.
6.3 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:
(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.
(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.
(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods or upon attainment of certain financial results), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the later of the date the Stock Option is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on The NASDAQ Stock Market, any other national securities exchange or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of shares of

Common Stock, which are not subject to any pledge or other security interest and which have been owned by the Participant free of any vesting requirements or other restrictions for at least six (6) full calendar months, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award agreement.
(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(g) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.
(h) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VI and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.
(i) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII.
STOCK APPRECIATION RIGHTS
7.1 Stock Appreciation Rights. Stock Appreciation Rights may be issued either alone or in conjunction with any other Awards granted under the Plan.
7.2 Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:
(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b) Term. The term of each Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c) Exercisability. Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Appreciation Right, all Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the later of the date the Stock Appreciation Right is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Stock Appreciation Rights to be exercised.
(e) Settlement. Upon the exercise of a Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or shares of Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.
(f) Non-Transferability. No Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.
7.3 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, designate an Award of Stock Appreciation Rights either as general Stock Appreciation Rights or as Limited Stock Appreciation Rights. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount set forth in Section 7.2(e).

ARTICLE VIII.
RESTRICTED STOCK
8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.
Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock that had vested in the period referred to above.
8.2 Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall forfeit any rights with respect to such Award, if such Participant fails to deliver a fully executed copy of the agreement evidencing the Award to the Company within a reasonable timeframe, as may be determined by the Committee from time to time. Further, such Award shall be subject to the following conditions:
(a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (THE “COMPANY”) 2006 STOCK INCENTIVE PLAN (AS THE SAME MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME, THE “PLAN”) AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY DATED . COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”
(d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.
8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(a) (i) Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
(ii) Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.
(b) Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX.
PERFORMANCE SHARES
9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.
Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date of any vesting of Performance Shares or the date of the Participant’s Termination, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares that had vested in the period referred to above.
Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below.
9.2 Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:
(a) Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.
(b) Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, Performance Shares may not be Transferred during the Performance Period.
(c) Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit Ahereto.
(d) Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.
(e) Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock, the cash equivalent of such shares or a combination thereof, as determined by the Committee in its sole discretion, shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.
(f) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X.
OTHER STOCK-BASED AWARDS
10.1 Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.
Unless otherwise determined by the Committee at grant, each Other Stock-based Award shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date of any vesting of Performance Shares or the date of the Participant’s Termination, the Committee may direct (at any time within one year thereafter) that any unvested portion of such Award shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any such Award that had vested in the period referred to above.
Subject to the provisions of the Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisition) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.
10.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:
(a) Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.
(c) Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.
(d) Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.
(e) Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI.
TERMINATION
11.1 Termination. The following rules apply with regard to the Termination of a Participant.
(a) Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):
(i) Termination by Reason of Death, Disability or Retirement. If a Participant’s Termination is by reason of death, Disability or the Participant’s Retirement, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided , however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.
(ii) Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.
(iii) Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 11.2(a)(iv)(2) below, or a Retirement), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.
(iv) Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in subsection (iii) above) or a Retirement after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.
(v) Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination. Notwithstanding the foregoing, if a Participant is deemed to have experienced a Termination of Employment in accordance with the last sentence of the definition thereof, then (A) any Stock Options and any Stock Appreciation Rights that are not vested as of the date of such Participant’s Termination of Employment in accordance with the last sentence of the definition thereof (“Special Unvested Options or Rights”) shall not terminate or expire as of the date of such Termination of Employment and shall remain outstanding until a Participant experiences a Termination of Employment (other than on account of the last sentence of last sentence of the definition of “Termination of Employment”), but in no event beyond the expiration of the stated term of any such Special Unvested Options or Rights, and (B) no Special Unvested Options or Rights will thereafter vest except as set forth in the next succeeding sentence. If, after a Termination of Employment in accordance with the last sentence of the definition thereof, (1) a Participant remains continuously employed by the Company or any of its Affiliates, and (2) subsequent thereto, such Participant becomes regularly scheduled to work more than 24 hours per week, then any Special Unvested Options or Rights shall immediately vest as to any shares of Common Stock that did not vest under the terms of such Special Unvested Options or Rights between the date of such Participant’s Termination of Employment in accordance with the last sentence of the definition thereof and the date such Participant became regularly scheduled to work more than 24 hours per week solely as a result of the application of the immediately preceding sentence.
(b) Rules Applicable to Restricted Stock, Performance Shares and Other Stock-Based Awards. Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares or Other Stock-Based Awards shall be forfeited.

ARTICLE XII.
CHANGE IN CONTROL PROVISIONS
12.1 Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall vest in full and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:
(a) Awards, whether or not vested by their terms or pursuant to the preceding sentence, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control (other than with respect to vesting pursuant to the foregoing provisions of this Section 12.1) and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same or other appropriate distribution as other Common Stock on such terms as determined by the Committee in its sole discretion; provided, however, that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation §1.424-1 (and any amendments thereto) and for purposes of Non-Qualified Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation §1.424-1 (and any amendments thereto) to the extent required by Section 409A of the Code.
(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate (or the cancellation and extinguishment thereof pursuant to the terms of a merger agreement entered into by the Company) for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.
(c) The Committee may, in its sole discretion, provide for the cancellation of any particular Award or Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award(s) on the date of grant.
(d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.
12.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur following any transaction if: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); or (b) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale, or (ii) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company.

ARTICLE XIII.
TERMINATION OR AMENDMENT OF PLAN
13.1 Termination or Amendment. Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of NASD Rule 4350(i)(1)(A) of the Financial Industry Regulatory Authority Rulebook or such other applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made that would:

(a) increase the aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Section 4.1 (except by operation of Section 4.2);
(b) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2) ;
(c) change the classification of Eligible Employees or Consultants eligible to receive Awards under the Plan;
(d) decrease the minimum option price of any Stock Option or Stock Appreciation Right;
(e) extend the maximum option period under Section 6.3;
(f) alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals as set forth in Exhibit A;
(g) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or
(h) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under NASD Rule 4350(i)(1)(A) of the Financial Industry Regulatory Authority Rulebook, or the rules of any other exchange or system on which the Company’s securities are listed or traded at the request of the Company. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall adversely impair the rights of any holder without the holder’s consent. Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award granted hereunder at any time without a Participant’s consent to comply with Code Section 409A or any other applicable law.

ARTICLE XIV.
UNFUNDED PLAN
14.1 Unfunded Status of Plan. The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XV.
GENERAL PROVISIONS
15.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law-related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates and/or book entry accounts for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.
All certificates and/or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, The NASDAQ Stock Market or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
15.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
15.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.
15.4 Withholding of Taxes.
(a) The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.
(b) Without limiting the generality of subsection (a) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock, which are not subject to any pledge or other security interest and which have been owned by the Participant free of any vesting requirements or other restrictions for at least six (6) full calendar months having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
15.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
15.6 Listing and Other Conditions.
(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c) Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
15.7 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
15.8 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.9 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
15.10 Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.
15.11 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
15.12 Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
15.13 Section 16(b) of the Exchange Act. On and after the Registration Date, all elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
15.14 Section 409A of the Code. Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. With respect to any Award that would be considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code, any termination of employment, consultancy or directorship shall not be treated as a “Termination” under the Plan unless such termination qualifies as a “separation from service” under Section 409A of the Code.
15.15 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
15.16 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
15.17 Payments to Minors, Etc.
Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
15.18 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XVI.
EFFECTIVE DATE OF PLAN
The Plan shall become effective upon adoption by the Board or such later date as provided in the adopting resolution, subject to the approval of the Plan by the stockholders of the Company within 12 months before or after adoption of the Plan by the Board in accordance with the laws of the State of Delaware.

ARTICLE XVII.
TERM OF PLAN
The Plan was initially adopted by the Board on May 30, 2006, and was approved by the Company’s stockholders on May 30, 2006. The Plan was subsequently amended and restated effective March 1, 2011, which amendment and restatement was approved by the Company’s stockholders on May 12, 2011. The Plan is amended and restated April 2, 2015 (the “Effective

Date”), subject to the approval by the Company’s stockholders. No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, but Awards granted prior to such dates may, and the Committee’s authority to administer the terms of such Awards, extend beyond that date; provided, however, that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

ARTICLE XVIII.
NAME OF PLAN
The Plan shall be known as the “Town Sports International Holdings, Inc. 2006 Stock Incentive Plan.”
EXHIBIT A
Performance Goals
To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards and/or Performance Shares, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals (“Performance Goals”):

(a)	earnings per share;

(b)	operating income;

(c)	net income;

(d)	cash flow;

(e)	gross profit;

(f)	gross profit return on investment;

(g)	gross margin;

(h)	gross margin return on investment;

(i)	working capital;

(j)	earnings before interest and taxes;

(k)	earnings before interest, taxes, depreciation and amortization;

(l)	return on equity;

(m)	return on assets;

(n)	return on capital;

(o)	return on invested capital;

(p)	net revenues;

(q)	gross revenues;

(r)	revenue growth;

(s)	total shareholder return;

(t)	economic value added;

(u)
specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

(v)	the fair market value of the shares of the Company’s common stock;

(w)	the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; or

(x)	reduction in expenses.
To the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a)
restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b)	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c)	a change in tax law or accounting standards required by generally accepted accounting principles.
Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.
In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a)	designate additional business criteria on which the performance goals may be based; or

(b)	adjust, modify or amend the aforementioned business criteria.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. ATTN: STUART STEINBERG 399 EXECUTIVE BOULEVARD ELMSFORD, NY 10523
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 13, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/CLUB2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time on September 13, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		☐	☐	☐
1.	Election of directors
Nominees:
01 Martin J. Annese 02 Patrick Walsh 03 Justin Lundberg 04 Jeffery Crivello

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.						For	Against	Abstain
2.	Proposal to ratify the Audit Committee's appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.					☐	☐	☐
3.	Advisory Vote on Executive Compensation: To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.					☐	☐	☐
4.
Proposal to approve Amendment No. 4 to the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015)
to increase the number of shares available for issuance thereunder by three million shares.
						☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

			Yes	No
Please indicate if you plan to attend this meeting.			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
Annual Meeting of Stockholders
September 14, 2020
This proxy is solicited by the Board of Directors

The undersigned stockholder of Town Sports International Holdings, Inc., a Delaware corporation, hereby revokes all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof, acknowledges receipt of the Notice of Internet Availability of Proxy Materials and/or the Proxy Statement for the 2020 Annual Meeting of
Stockholders, and appoints Patrick Walsh, Chief Executive Officer, and Phillip Juhan, Chief Financial Officer, and each of them, the undersigned's true and lawful agents and proxies, with full power of substitution and resubstitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Town Sports International Holdings, Inc. to be held virtually at
www.virtualshareholdermeeting.com/CLUB2020, on Monday, September 14, 2020 at 10:00 a.m. (New York City time), and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of common stock of Town Sports
International Holdings, Inc. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side of this proxy, with the same force and effect as the undersigned might or could do if personally present thereat.
This proxy when properly executed will be voted in the manner directed herein. If the proxy is signed but no direction given, this proxy will be voted "FOR" the election of each of the director nominees listed on the reverse side and "FOR" Proposals 2, 3, and 4.
It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

Continued and to be signed on reverse side